Finance income and costs	3 Months Ended
Mar. 31, 2020
Analysis of income and expense [abstract]
Finance income and costs	Finance income and costs

	For the three months ended March 31,
	2020	2019
	€m	€m
Finance income
Interest income	0.3	0.8
Net foreign exchange gains on translation of financial assets and liabilities	5.4	0.8
Total finance income	5.7	1.6
Interest expense (a)	(14.6)	(14.2)
Net pension interest costs	(0.7)	(0.9)
Amortization of borrowing costs	(0.5)	(0.5)
Net fair value losses on derivatives held at fair value through profit or loss	(1.9)	(0.8)
Total finance costs	(17.7)	(16.4)
Net finance costs	(12.0)	(14.8)
(a) Interest expense includes interest and finance charges paid/payable for lease liabilities and financial liabilities not at fair value through profit or loss and is shown net of gains recycled from the cash flow hedge reserve on cross currency interest rate swaps.